LIMITED POWER OF ATTORNEY

KNOW ALL BY  THESE  PRESENTS,  that  the  undersigned,  Bruce  Krehbiel,  hereby constitutes and appoints Paul G. Anderson,  Robert V. Johnson and David Bolte my
true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned,  in the undersigned's capacity as an officer and/or director of FCSTONE GROUP, INC. (the "Company"), Forms 3, 4 or 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and
the rules thereunder;  and

(2) do and perform any and all acts for and on behalf
of the  undersigned  which may be necessary or desirable to complete and execute any such  Form 3, 4 or 5 and  timely  file  such  form  with the  United  States
Securities and Exchange  Commission and any stock exchange or similar authority;
and

(3) take any other  action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such  attorney-in-fact may approve in such attorney- in-fact's discretion.

The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever  requisite,  necessary, or proper to be done in the  exercise  of any of the rights  and  powers  herein granted,  as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,  hereby ratifying and  confirming all that such  attorneys-in-fact  shall lawfully do or cause to be done by virtue of this limited  power of attorney and the rights and
powers  herein  granted.   The  undersigned   acknowledges  that  the  foregoing
attorneys-in-fact,   in  serving  in  such   capacity  at  the  request  of  the
undersigned,  is  not  assuming,  nor  is  the  Company  assuming,  any  of  the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

This Limited  Power of Attorney  shall remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 or 5 with  respect to the undersigned's  holdings of or transactions in securities  issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed on the ____ day of January, 2005.

                                                    \s\ Bruce Krehbiel
                                             -----------------------------------
                                                       Bruce Krehbiel